SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           15-Apr-02

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 28, 2002, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2002-A)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                333-73712             95-4596514
(State or Other         (Commission          (I.R.S. Employer
Jurisdiction of         File Number)         Identification
Incorporation)                               Number)



4500 Park Granada, Calabasas, CA  91302
(Address of Principal             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:      818-225-3240

Item 5.  Other Events

On 15-Apr-02a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    15-Apr-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
             Date:
             Amount:

C.  Item 1: Legal Proceedings:    NONE

D.  Item 2: Changes in Securities:NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated            15-Apr-02

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       15-Apr-02

             Beginning
             Certificate
    Class    Balance(1)           Principal              Interest
    A        600,000,000.00       9,712,607.28           1,629,645.83
    A-IO     600,000,000.00             0.00              300,943.96

                                                         Ending
                                                         Certificate
    Class    Cusip                Losses                 Balance
    A        126671 PB6                 0.00             590,287,392.72
    A-IO     126671 PC4                 0.00             590,287,392.72

          AMOUNTS PER $1,000 UNIT


    Class    Principal            Interest               Total
    A        16.18767880           2.71607638             18.90375518
    A-IO      0.00000000           0.50157327              0.50157327

             Ending                                      Current
             Certificate                                 Pass-Through
    Class    Balance                  Losses             Interest Rate
    A        983.81232120               0.00                 2.12563%
    A-IO     983.81232120               0.00                 2.37020%

Investor Certificate Rates based on a LIBOR of:              1.86563%


Distribution   15-Apr-02

    Distribution Statement
    Sale and Servicing Agreement dated Feb 28, 2002


(i) Investor Floating Allocation Percentage     99.99980%

(ii)Class A aggregate amount                 11,342,253.11
    Class A-IO aggregate amount               300,943.96

(iiiClass A Interest                         1,629,645.83
    Class A-IO Interest                       300,943.96

(iv)Class A Unpaid Investor Interest Shortfal       0.00
    Class A Unpaid Investor Interest Shortfal       0.00

(v) Class A Remaining Unpaid Investor Interes       0.00
    Class A-IO Remaining Unpaid Investor Inte       0.00

(vi)Principal Distributed                           0.00
    Investor Loss Amount paid as principal          0.00
    Investor Loss Reduction Amounts paid as p       0.00
    Scheduled Principal Collections Payment A9,712,607.28
    Guaranteed Principal Distribution Amount        0.00

    Total Principal Distributed              9,712,607.28

(viiUnreimbursed Investor Loss Reduction Amou       0.00
    Per $1000 of Original Class A Balance           0.00

(ix)Basis Risk Carryforward Distributed             0.00

(x) Basis Risk Carryforward Remaining               0.00

(xi)Servicing Fee                             250,000.51

(xiiNote Principal Balance (before distributi600,000,000.00
    Note Principal Balance (after distributio590,287,392.72
    Factor (before distributions)              1.0000000
    Factor (after distributions)               0.9838123

(xiiLoan Balance of Mortgage Loans           590,287,392.72

(xivCredit Enhancement Draw Amount                  0.00

(xv)Delinquency Information                         0.00
                        Count     Balance    % of Group Bal
    30-59 days                 25 746,370.21        0.00
    60-89 days                  1  17,469.72        0.00
    90 or more days             1  43,103.23        0.00
    Total                      27 806,943.16        0.00
    *Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

                        Count     Balance    % of Group Bal
    Bankruptcy                  3  75,911.38        0.00
    *Note:  Bankruptcy Loans are also included in Delinquencies
(xviForeclosure and REO Information

                        Count     Balance    % of Group Bal
    Foreclosure                 0       0.00        0.00
    REO                         0       0.00        0.00
    Total                       0       0.00        0.00


(xviOptional Servicer Advances (Current Colle       0.00
    Optional Servicer Advances (Outstanding)        0.00

(xviClass A Note Rate                           2.125625%
    Class A-IO Note Rate                        2.370195%

(xixMortgage Loans retransferred to the Trans       0.00
    Count                                              0
    Principal Balance                               0.00

(xx)Loan Insurance Policy payments                  0.00

(xxiSeller Loss Coverage Amount              12,000,000.00
    Seller Loss Coverage Obligation Payments        0.00
(xxiMortgage Loans for which the Mortgage Loa       0.00
    delivered to the Indenture Trustee withinNumber                0      0.00
    Closing Date                             Balance               0      0.00









Other information

    Mortgage Loans Payment Summary                  0.00
    Interest Received                        2,830,674.14
    Net Liquidation Proceeds (Allocable to In       0.00
    Insurance Proceeds (Allocable to Interest       0.00
    Servicer Optional Advance (Allocable to I       0.00
    Purchase Price per Sect. 2.02 (a) (Alloca       0.00
    Purchase Price (90+ Day Delinq) (Allocabl       0.00
    Residual Advance                                0.00
    Total Interest                           2,830,674.14
    Investor Interest Collections            2,019,132.90

    Begining Balance                         600,001,227.81
    Principal Collections                    25,562,251.66
    Net Liquidation Proceeds (Alloc. to Princ       0.00
    Insurance Proceeds (Alloc. to Principal)        0.00
    Purchase Price per Sect. 2.02 (a) (Alloc.       0.00
    Purchase Price (90+ Day Delinq) (Alloc. t       0.00
    Loans Removed from the Trust by the Servi       0.00
    Transfer Deposit Amount per Sect. 2.02 (a       0.00
    Total Principal                          25,562,251.66

    Additional Balances                      15,848,416.57
    Ending Principal Balance                 590,287,392.72
    Total Collections                        27,581,388.69
    Alternative Principal Payment            9,712,607.28

    Loans Average Daily Balance              602,254,909.36

    Weighted Average Loan Rate                  6.317373%
    Weighted Average Net Loan Rate              4.495820%
    Maximum Rate                                4.434234%

    Loan Modification Summary                Current     Cumulative  % Initial
    Loans with Senior Lien Balance Modificati  58,693.28   58,693.28      0.00
    Loans with Senior Lien Balance Modificati 403,870.16  403,870.16      0.00
    Loans with Credit Limit Modification       12,000.00   12,000.00      0.00
    Loans with Gross Margin Modification        8,239.67    8,239.67      0.00

    Credit Enhancer Information                     0.00        0.00      0.00
    Amount due to Credit Enhancer from Prepay       0.00        0.00      0.00
    FGIC Surety Bond in force?                   YES
    Credit Enhancement Draw Amount                  0.00
    Guaranteed Principal Payment Amount             0.00
    Guaranteed Distribution                  1,629,645.83
    Credit Enhancement Premium                 88,543.11

    Liquidation Loss Amount (Current Period)        0.00
    Liquidation Loss Amount (Cumulative)            0.00

    Monthly Delinquency Rate                        0.00
    Rolling Six Month Delinquency Rate              0.00
                                                    0.00
    Has a Rapid Amortization Event occurred?      NO
    Cause of Rapid Amortization Event.            NA
    Has an Event of Servicing Termination occ     NO
    Cause of Event of Servicing Termination.      NA



    For the First Payment Date: Aggregate Cut       0.00
    balance of Additional Home Equity Loans:        0.00

    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CWABS, INC.

                        By: /s/ Barbara Grosse
                        Name:  Barbara Grosse
                        Title: Vice President
                        Bank One

Date15-Apr-02